EXHIBIT 4.1

NUMBER SJ THIS CERTIFICATE IS TRANSFERABLE IN SOUTH SAINT PAUL, MN. ST. JUDE MEDICAL™ MORE CONTROL. LESS RISK. St. Jude Medical, Inc. INCORPORATED UNDER THE LAWS OF THE STATE OF MINNESOTA SHARES SEE REVERSE SIDE FOR CERTAIN DEFINITIONS CUSIP 790849 10 3 SPECIMEN THIS CERTIFIES THAT is the owner of FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $0.10 PAR VALUE, OF ST. JUDE MEDICAL, INC. transferable on the books of the Corporation by the registered holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. IN WITNESS WHEREOF, the Corporation has caused the facsimile signatures of its duly authorized officers to be affixed hereto. Dated: CHAIRMAN, PRESIDENT & CHIEF EXECUTIVE OFFICER VICE PRESIDENT, GENERAL COUNSEL & CORPORATE SECRETARY AMERICAN FINANCIAL PRINTING INCORPORATED - MINNEAPOLIS COUNTERSIGNED AND REGISTERED: WELLS FARGO BANK, N.A. BY TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE

ST. JUDE MEDICAL, INC. WILL FURNISH TO ANY SHAREHOLDER UPON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS OR SERIES OF CAPITAL STOCK AUTHORIZED TO BE ISSUED, SO FAR AS THEY HAVE BEEN DETERMINED, AND THE AUTHORITY OF THE BOARD TO DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF THE SUBSEQUENT CLASSES OR SERIES. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM - as tenants in common TENANT - as tenants by entireties JT - as joint tenants with right of survivorship and not as tenants in common Act (State) UTMA - Custodian (Cust) (Minor) under Uniform Transfers to Minors Additional abbreviations may also be used though not in above list. For value received hereby sell, assign, and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING ZIP CODE OF ASSIGNEE) Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises. Dated X X NOTICE THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER. SIGNATURE GUARANTEED ALL GUARANTEES MUST BE MADE BY A FINANCIAL INSTITUTION (SUCH AS A BANK OR BROKER) WHICH IS A PARTICIPANT IN THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM ("STAMP''), THE NEW YORK STOCK EXCHANGE, INC. MEDALLION SIGNATURE PROGRAM ("MSP"), OR THE STOCK EXCHANGES MEDALLION PROGRAM ("SEMP") AND MUST NOT BE DATED. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE.